UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2020

MAGELLAN GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54658	27-3566922
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010A Harbison Drive # 312, Vacaville, CA 95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: 707-291-6198

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [    ]

ITEM 5.02	ELECTION OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS

Effective September 1, 2020, the Board of Directors (the “Board”) of Magellan Gold Corporation (the “Company”) appointed Deepak Malhotra, Ph.D to serve as a member of the Board.

The following is biographical information for Dr. Malhotra:

Dr. Malhotra, age 72, is a world-renowned processing expert, with over 48 years of mining industry experience, with expertise in process design, process development, plant auditing and troubleshooting, detailed engineering, and capital and operating cost management. His process work with mining organizations worldwide has led to the commercialization of about 15 plants, with capital ranging from $50 million to $750 million.

After working for AMAX Inc. for 17 years, Dr. Malhotra founded Resource Development Inc. (RDI), a metallurgical testing and consulting company, in 1990. His clients include World Bank/IFC, international financial institutions, mining companies, and governments. The consulting business of RDI was later spun off as an independent company, Pro Solv Consulting LLC, where Dr. Malhotra is currently serving as President.

Dr. Malhotra has a Ph.D. in Mineral Economics (1978) and M.S., Metallurgical Engineering (1973) from the Colorado School of Mines and B.S., Metallurgical Engineering (1970) from the Indian Institute of Technology. He is a Registered Member of Society of Mining Engineers, Member of Canadian Institute of Mining and Metallurgical Engineering, and a Qualified Person (QP) under National Instrument 43-101 in Canada. He has been awarded the Gaudin Award and Arthur C. Daman Lifetime Achievement Award by the Society of Mining and Metallurgy and Exploration Engineers. Dr. Malhotra is also currently Director at Canarc Resource Corp. and Cardero Resource Corp., and Consultant at RDI. He holds four patents and has published over 80 articles and edited several books.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magellan Gold Corporation

Date: September 10, 2020	By: /s/ John Power Chief Financial Officer

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